EXHIBIT C
                                                                    Exhibit 21.1

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                          PERIOD ENDING APRIL 30, 2003


The information which is required to be prepared with respect to the Payment Date of May 20, 2003, and with respect to the performance of the Trust during the period of April 1, 2003 through April 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I.  Information regarding the current monthly principal distribution to the Noteholder
   (Stated on the basis of $1,000 original Note Principal Balance)


    1.  The amount of distribution in respect to principal payment to the Class A Noteholder .   $               --
                                                                                                 --------------------------
    2.  The amount of distribution in respect to principal payment to the Class B Noteholder .   $               --
                                                                                                 --------------------------
    3.  The amount of distribution in respect to principal payment to the Class C Noteholder .   $               --
                                                                                                 --------------------------
    4.  The amount of distribution in respect to principal payment to the Class D Noteholder .   $               --
                                                                                                 --------------------------
II.  Information regarding the current monthly interest distribution to the
    Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ................   $                  1.20783
                                                                                                 --------------------------
    2.  The amount of distribution in respect to the Class B Monthly Interest ................   $                  1.51395
                                                                                                 --------------------------
    3.  The amount of distribution in respect to the Class C Monthly Interest ................   $                  2.07783
                                                                                                 --------------------------
    4.  The amount of distribution in respect to the Class D Monthly Interest ................   $                  3.48756
                                                                                                 --------------------------

III.  Information regarding the total monthly distribution to the Noteholder
   (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ................   $                  1.20783
                                                                                                 --------------------------
    2.  The total amount of distribution in respect to the Class B Noteholder ................   $                  1.51395
                                                                                                 --------------------------
    3.  The total amount of distribution in respect to the Class C Noteholder ................   $                  2.07783
                                                                                                 --------------------------
    4.  The total amount of distribution in respect to the Class D Noteholder ................   $                  3.48756
                                                                                                 --------------------------


IV.  Information regarding the performance of the Advanta Business Card Master
    Trust

    1.  The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period  preceding such Payment Date .....................   $        478,791,839.12
                                                                                                 --------------------------
    2.  The aggregate amount of such Collections with respect to Finance Charge
        and Administrative Receivables for the Monthly Period preceding such Payment Date ....   $         48,297,560.78
                                                                                                 --------------------------

    3.  Recoveries for the preceding Monthly Period ..........................................   $            675,555.46
                                                                                                 --------------------------

    4.  The Defaulted Amount for the preceding Monthly Period ................................   $         17,679,155.79
                                                                                                 --------------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
        Period, and the denominator is the average Receivables for the preceding
        Monthly Period .......................................................................                      7.50%
                                                                                                 --------------------------

    6.  The total amount of Principal Receivables in the trust at the beginning
       of the preceding Monthly Period .......................................................   $      2,628,345,042.92
                                                                                                 --------------------------

    7.  The total amount of Principal Receivables in the trust as of the last
        day of the preceding Monthly Period ..................................................   $      2,680,193,747.81
                                                                                                 --------------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the
        Trust at the beginning of the preceding Monthly Period ...............................   $         65,222,516.34
                                                                                                 --------------------------

    9.  The total amount of Finance Charge and Administrative Receivables in the
        Trust as of the last day of the  preceding Monthly Period ............................   $         65,834,521.31
                                                                                                 --------------------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes
         outstanding as of the last day of the preceding Monthly Period ......................   $      2,164,470,000.00
                                                                                                 --------------------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ..........   $        515,723,747.81
                                                                                                 --------------------------

    12.  The Transferor Percentage as of the last day of the preceding Monthly Period ........                     19.24%
                                                                                                 --------------------------

    13.  The Required Transferor Percentage ..................................................                      7.00%
                                                                                                 --------------------------

    14.  The monthly principal payment rate for the preceding Monthly Period .................                     18.216%
                                                                                                 --------------------------

    15.  The balance in the Excess Funding Account as of the last day of the
         preceding  Monthly Period ...........................................................   $               --
                                                                                                 --------------------------

    16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                      Percentage                        Aggregate
                                                                                       of Total                         Account
                                                                                     Receivables                        Balance

     (a) Delinquent between 30 days and 59 days                                         1.784%                    $ 48,977,480.60
     (b) Delinquent between 60 days and 89 days                                         1.498%                    $ 41,141,186.07
     (c) Delinquent between 90 days and 119 days                                        1.281%                    $ 35,176,647.01
     (d) Delinquent between 120 days and 149 days                                       1.033%                    $ 28,355,478.12
     (e) Delinquent between 150 days and 179 days                                       0.909%                    $ 24,957,253.48
     (f) Delinquent 180 days or greater                                                 0.000%                                $ -
                                                                                        -----                    ----------------
     (e) Aggregate                                                                      6.504%                   $ 178,608,045.28
                                                                                        =====                    ================




V.  Information regarding Series 2000-B

      1.  The amount of Principal Receivables in the Trust  represented by the
          Invested Amount of Series 2000-B as of the last day of the related
          Monthly Period ...................................................................                    $600,000,000.00
                                                                                                                ---------------


      2.  The amount of Principal Receivables in the Trust represented by the
          Adjusted Invested Amount of Series 2000-B on the last day of the related
          Monthly Period ...................................................................                    $600,000,000.00
                                                                                                                ---------------
                                                                                               note factors
      3.  The amount of Principal Receivables in the Trust represented by the
          Class A Note Principal Balance on the last day of the related Monthly Period .....   1.000            $480,000,000.00

                                                                                                                ---------------
      4.  The amount of Principal Receivables in the Trust represented by the
          Class B Note Principal Balance on  the last day of the related Monthly Period ....   1.000            $ 57,000,000.00

                                                                                                                ---------------
      5.  The amount of Principal Receivables in the Trust represented by the Class
          C Note Principal Balance on the last day of the related Monthly Period ...........   1.000            $ 42,000,000.00
                                                                                                                ---------------

      6.  The amount of Principal Receivables in the trust represented by the Class
          D Note Principal Balance on the last day of the related Monthly Period ...........   1.000            $ 21,000,000.00
                                                                                                                ---------------
      7.  The Floating Investor Percentage with respect to the period:

      April 1, 2003 through April 22, 2003 .................................................                         22.8280530%
                                                                                                                ---------------
      April 23, 2003 through April 30, 2003 ................................................                         22.3611434%
                                                                                                                ---------------
      8.  The Fixed Investor Percentage with respect to the period:

      April 1, 2003 through April 22, 2003 .................................................                         22.8280530%
                                                                                                                ---------------
      April 23, 2003 through April 30, 2003 ................................................                         22.3611434%
                                                                                                                ---------------

      9. The amount of Investor Principal Collections applicable to Series 2000-B ..........                    $108,699,551.33
                                                                                                                ---------------

      10a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account on  the related Payment Date ................................                    $  8,812,993.79
                                                                                                                ---------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
            8.04(a) of the Master Indenture ................................................                    $  2,173,418.61
                                                                                                                ---------------
      11.  The Investor Default Amount for the related Monthly Period ......................                    $  3,970,889.70
                                                                                                                ---------------

12.  The Monthly Servicing Fee for the related Monthly Period ........................      $          1,000,000.00
                                                                                            -----------------------

13.  Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period ...............................                    21.97%
                                                                                            -----------------------

      b. The default rate for the related Monthly Period .............................                     7.94%
                                                                                            -----------------------

      c. The Net Portfolio Yield for the related Monthly Period ......................                    14.03%
                                                                                            -----------------------

      d.  The Base Rate for the related Monthly Period ...............................                     3.65%
                                                                                            -----------------------

      e.  The Excess Spread Percentage for the related Monthly Period ................                    10.38%
                                                                                            -----------------------

      f.  The Quarterly Excess Spread Percentage for the related Monthly Period ......                    10.44%
                                                                                            -----------------------

         i) Excess Spread Percentage related to                    Apr-03                                 10.38%
                                                                                            -----------------------

         ii) Excess Spread Percentage related to                   Mar-03                                 12.10%
                                                                                            -----------------------

         iii) Excess Spread Percentage related to                  Feb-03                                  8.84%
                                                                                            -----------------------

14.  Floating Rate Determinations:

     LIBOR for the Interest Period from April 21 through and including May 19, 2003  .                  1.32938%
                                                                                            -----------------------

15.  Principal Funding Account

      a.  The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws
          for the related Payment Date) ..............................................      $        200,000,000.00
                                                                                            -----------------------

      b.  The Accumulation Shortfall with respect to the related Monthly Period ......      $          --
                                                                                            -----------------------

      c.  The Principal Funding Investment Proceeds deposited in the Collection
          Account to be treated as Available Finance Charge Collections ..............      $          --
                                                                                            -----------------------

16.  Reserve Account

      a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date)  ...................................................      $          1,125,000.00
                                                                                            -----------------------

      b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
           Collections ...............................................................      $          --
                                                                                            -----------------------

      c.  Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections .............      $              1,076.98
                                                                                            -----------------------

17.  Cash Collateral Account

      a.  The Required Cash Collateral Account Amount on the related Payment Date ....      $         10,500,000.00
                                                                                            -----------------------

      b.  The Available Cash Collateral Account Amount on the related Payment Date ...      $         10,500,000.00
                                                                                            -----------------------

18.  Investor Charge-Offs

      a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period       $          --
                                                                                            -----------------------

      b.  The aggregate amount of Investor Charge-Offs reimbursed
           on the Payment Date .......................................................      $          --
                                                                                            -----------------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period ........      $          --



       Advanta Bank Corp.
       as Servicer

       By:     /s/ MARK SHAPIRO
       Name:   Mark Shapiro
       Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING APRIL 30, 2003

The information which is required to be prepared with respect to the Payment Date of May 20, 2003, and with respect to the performance of the Trust during the period of April 1, 2003 through April 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to principal payment to
                  the Class A Noteholder ........................................................                 $                -
                                                                                                                  ------------------

            2.    The amount of distribution in respect to principal payment to
                  the Class B Noteholder ........................................................                 $                -
                                                                                                                  ------------------

            3.    The amount of distribution in respect to principal payment to
                  the Class C Noteholder ........................................................                 $               -
                                                                                                                  ------------------

            4.    The amount of distribution in respect to principal payment to
                  the Class D Noteholder ........................................................                 $                -
                                                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to the Class A Monthly
                  Interest ......................................................................                 $          1.27228
                                                                                                                  ------------------

            2.    The amount of distribution in respect to the Class B Monthly
                  Interest ......................................................................                 $          1.63478
                                                                                                                  ------------------

            3.    The amount of distribution in respect to the Class C Monthly
                  Interest ......................................................................                 $          2.23895
                                                                                                                  ------------------

            4.    The amount of distribution in respect to the Class D Monthly
                  Interest ......................................................................                 $          4.29311
                                                                                                                  ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The total amount of distribution in respect to the Class A
                  Noteholder ....................................................................                 $          1.27228
                                                                                                                  ------------------

            2.    The total amount of distribution in respect to the Class B
                  Noteholder ....................................................................                 $          1.63478
                                                                                                                  ------------------

            3.    The total amount of distribution in respect to the Class C
                  Noteholder ....................................................................                 $          2.23895
                                                                                                                  ------------------

            4.    The total amount of distribution in respect to the Class D
                  Noteholder ....................................................................                 $          4.29311
                                                                                                                  ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.    The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date ..................................................................                 $   478,791,839.12
                                                                                                                  ------------------

            2.    The aggregate amount of such Collections with respect to
                  Finance Charge and Administrative Receivables for the Monthly
                  Period preceding such Payment Date ............................................                 $    48,297,560.78
                                                                                                                  ------------------

            3.    Recoveries for the preceding Monthly Period ...................................                 $       675,555.46
                                                                                                                  ------------------

            4.    The Defaulted Amount for the preceding Monthly Period .........................                 $    17,679,155.79
                                                                                                                  ------------------

            5.    The annualized percentage equivalent of a fraction, the
                  numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                  average Receivables for the preceding Monthly Period ..........................                              7.50%
                                                                                                                  ------------------

            6.    The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period .....................................                 $ 2,628,345,042.92
                                                                                                                  ------------------

            7.    The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period ..................................                 $ 2,680,193,747.81
                                                                                                                  ------------------

            8.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust at the beginning of the preceding
                  Monthly Period ................................................................                 $    65,222,516.34
                                                                                                                  ------------------

            9.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust as of the last day of the preceding
                  Monthly Period ................................................................                 $    65,834,521.31
                                                                                                                  ------------------

            10.   The aggregated Adjusted Invested Amounts of all Series of
                  Notes outstanding as of the last day of the preceding Monthly
                  Period ........................................................................                 $ 2,164,470,000.00
                                                                                                                  ------------------

            11.   The Transferor Interest as of the last day of the preceding
                  Monthly Period ................................................................                 $   515,723,747.81
                                                                                                                  ------------------

            12.   The Transferor Percentage as of the last day of the preceding
                  Monthly Period ................................................................                             19.24%
                                                                                                                  ------------------

            13.   The Required Transferor Percentage ............................................                              7.00%
                                                                                                                  ------------------

            14.   The monthly principal payment rate for the preceding Monthly
                  Period ........................................................................                            18.216%
                                                                                                                  ------------------

            15.   The balance in the Excess Funding Account as of the last day
                  of the preceding Monthly Period ...............................................                 $                -
                                                                                                                  ------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                  Percentage                  Aggregate
                                                                   of Total                    Account
                                                                  Receivables                  Balance

                  (a) Delinquent between 30 days and 59 days         1.784%             $    48,977,480.60
                  (b) Delinquent between 60 days and 89 days         1.498%             $    41,141,186.07
                  (c) Delinquent between 90 days and 119 days        1.281%             $    35,176,647.01
                  (d) Delinquent between 120 days and 149 days       1.033%             $    28,355,478.12
                  (e) Delinquent between 150 days and 179 days       0.909%             $    24,957,253.48
                  (f) Delinquent 180 days or greater                 0.000%             $             --
                                                                     -----              -------------------
                  (e) Aggregate                                      6.504%             $   178,608,045.28
                                                                     =====              ===================


V.    Information regarding Series 2000-C

            1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of
                  the related Monthly Period ....................................................                 $   400,000,000.00
                                                                                                                  ------------------

            2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last
                  day of the related Monthly Period .............................................                 $   400,000,000.00
                                                                                                                  ------------------
                                                                                                    NOTE FACTORS

            3.    The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period ........................................................      1.0000     $   320,000,000.00
                                                                                                                  ------------------

            4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period ........................................................      1.0000     $    38,000,000.00
                                                                                                                  ------------------

            5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period ........................................................      1.0000     $    28,000,000.00
                                                                                                                  ------------------

            6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period ........................................................      1.0000     $    14,000,000.00
                                                                                                                  ------------------

            7.    The Floating Investor Percentage with respect to the period:

                  April 1, 2003 through April 22, 2003 ..........................................                        15.2187020%
                                                                                                                  ------------------
                  April 23, 2003 through April 30, 2003 .........................................                        14.9074289%
                                                                                                                  ------------------

            8.    The Fixed Investor Percentage with respect to the period:

                  April 1, 2003 through April 22, 2003 ..........................................                                N/A
                                                                                                                  ------------------
                  April 23, 2003 through April 30, 2003 .........................................                                N/A
                                                                                                                  ------------------

            9.    The amount of Investor Principal Collections applicable to
                  Series 2000-C .................................................................                 $    72,466,367.51
                                                                                                                  ------------------

            10a.  The amount of Available Finance Charge Collections on deposit
                  in the Collection Account on the related Payment Date .........................                 $     5,861,209.40
                                                                                                                  ------------------

            10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                  pursuant to Section 8.04(a) of the Master Indenture ...........................                 $     1,462,347.54
                                                                                                                  ------------------

            11.   The Investor Default Amount for the related Monthly Period ....................                 $     2,647,259.80
                                                                                                                  ------------------

            12.   The Monthly Servicing Fee for the related Monthly Period ......................                 $       666,666.67
                                                                                                                  ------------------

            13.   Trust yields for the related Monthly Period

                  a.    The cash yield for the related Monthly Period ...........................                             21.97%
                                                                                                                  ------------------

                  b.    The default rate for the related Monthly Period .........................                              7.94%
                                                                                                                  ------------------

                  c.    The Net Portfolio Yield for the related Monthly Period ..................                             14.03%
                                                                                                                  ------------------

                  d.    The Base Rate for the related Monthly Period ............................                              3.78%
                                                                                                                  ------------------

                  e.    The Excess Spread Percentage for the related Monthly
                        Period ..................................................................                             10.25%
                                                                                                                  ------------------

                  f.    The Quarterly Excess Spread Percentage for the related
                        Monthly Period ..........................................................                             10.32%
                                                                                                                  ------------------

                        I)    Excess Spread Percentage related to           Apr-03 ..............                             10.25%
                                                                                                                  ------------------

                        ii)   Excess Spread Percentage related to           Mar-03 ..............                             11.97%
                                                                                                                  ------------------

                        iii)  Excess Spread Percentage related to           Feb-03 ..............                              8.73%
                                                                                                                  ------------------

            14.   Floating Rate Determinations:

                  LIBOR for the Interest Period from April 21 through and
                  including May 19, 2003 ........................................................                           1.32938%
                                                                                                                  ------------------

            15.   Principal Funding Account

                  a.    The amount on deposit in the Principal Funding Account
                        on the related Payment Date (after taking into
                        consideration deposits and withdraws for the related
                        Payment Date) ...........................................................                 $               -
                                                                                                                  ------------------

                  b.    The Accumulation Shortfall with respect to the related
                        Monthly Period ..........................................................                 $                -
                                                                                                                  ------------------

                  c.    The Principal Funding Investment Proceeds deposited in
                        the Collection Account to be treated as Available
                        Finance Charge Collections ..............................................                 $                -
                                                                                                                  ------------------

            16.   Reserve Account

                  a.    The amount on deposit in the Reserve Account on the
                        related Payment Date (after taking into consideration
                        deposits and withdraws for the related Payment Date) ....................                 $                -
                                                                                                                  ------------------

                  b.    The Reserve Draw Amount for the related Monthly Period
                        deposited into the Collection Account to be treated as
                        Available Finance Charge Collections ....................................                 $                -
                                                                                                                  ------------------

                  c.    Interest earnings on the Reserve Account deposited into
                        the Collection Account to be treated as Available
                        Finance Charge Collections ..............................................                 $                -
                                                                                                                  ------------------

            17.   Cash Collateral Account

                  a.    The Required Cash Collateral Account Amount on the related
                        Payment Date ............................................................                 $     7,000,000.00
                                                                                                                  ------------------

                  b.    The Available Cash Collateral Account Amount on the related
                        Payment Date ............................................................                 $     7,000,000.00
                                                                                                                  ------------------

            18.   Investor Charge-Offs

                  a.    The aggregate amount of Investor Charge-Offs for the related
                        Monthly Period ................................................................           $                -
                                                                                                                  ------------------

                  b.    The aggregate amount of Investor Charge-Offs reimbursed on the
                        Payment Date ..................................................................           $                -
                                                                                                                  ------------------

            19.   The Monthly Principal Reallocation Amount for the related Monthly
                  Period ..............................................................................           $                -
                                                                                                                  ------------------


                         Advanta Bank Corp.
                         as Servicer

                         By:     /s/ MARK SHAPIRO
                         Name:   Mark Shapiro
                         Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING APRIL 30, 2003

The information which is required to be prepared with respect to the Payment Date of May 20, 2003, and with respect to the performance of the Trust during the period of April 1, 2003 through April 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to principal payment to the Class A Noteholder................   $               --
                                                                                                                 ------------------

      2.  The amount of distribution in respect to principal payment to the Class B Noteholder................   $               --
                                                                                                                 ------------------

      3.  The amount of distribution in respect to principal payment to the Class C Noteholder................   $               --
                                                                                                                 ------------------

      4.  The amount of distribution in respect to principal payment to the Class D Noteholder................   $               --
                                                                                                                 ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The amount of distribution in respect to the Class A Monthly Interest...............................   $          1.31256
                                                                                                                 ------------------

      2.  The amount of distribution in respect to the Class B Monthly Interest...............................   $          1.75561
                                                                                                                 ------------------

      3.  The amount of distribution in respect to the Class C Monthly Interest...............................   $          2.31950
                                                                                                                 ------------------

      4.  The amount of distribution in respect to the Class D Monthly Interest...............................   $          5.09867
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1.  The total amount of distribution in respect to the Class A Noteholder...............................   $          1.31256
                                                                                                                 ------------------

      2.  The total amount of distribution in respect to the Class B Noteholder...............................   $          1.75561
                                                                                                                 ------------------

      3.  The total amount of distribution in respect to the Class C Noteholder...............................   $          2.31950
                                                                                                                 ------------------

      4.  The total amount of distribution in respect to the Class D Noteholder...............................   $          5.09867
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

      1.  The aggregate amount of such Collections with respect to Principal Receivables
           for the Monthly Period preceding such Payment Date.................................................   $   478,791,839.12
                                                                                                                 ------------------

      2.  The aggregate amount of such Collections with respect to Finance Charge and
          Administrative Receivables for the Monthly Period preceding such Payment Date.......................   $    48,297,560.78
                                                                                                                 ------------------

      3.  Recoveries for the preceding Monthly Period.........................................................   $       675,555.46
                                                                                                                 ------------------

      4.  The Defaulted Amount for the preceding Monthly Period...............................................   $    17,679,155.79
                                                                                                                 ------------------

      5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
          denominator is the average Receivables for the preceding Monthly Period ............................                 7.50%
                                                                                                                 ------------------

      6.  The total amount of Principal Receivables in the trust at the beginning of the
          preceding Monthly Period............................................................................   $ 2,628,345,042.92
                                                                                                                 ------------------

      7.  The total amount of Principal Receivables in the trust as of the last day of
          the preceding Monthly Period........................................................................   $ 2,680,193,747.81
                                                                                                                 ------------------

      8.  The total amount of Finance Charge and Administrative Receivables in the Trust
          at the beginning of the preceding Monthly Period....................................................   $    65,222,516.34
                                                                                                                 ------------------

      9.  The total amount of Finance Charge and Administrative Receivables in the Trust
          as of the last day of the preceding Monthly Period..................................................   $    65,834,521.31
                                                                                                                 ------------------

      10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
           of the last day of the preceding Monthly Period....................................................   $ 2,164,470,000.00
                                                                                                                 ------------------

      11.  The Transferor Interest as of the last day of the preceding Monthly Period.........................   $   515,723,747.81
                                                                                                                 ------------------

      12.  The Transferor Percentage as of the last day of the preceding Monthly Period.......................                19.24%
                                                                                                                 ------------------

      13.  The Required Transferor Percentage.................................................................                 7.00%
                                                                                                                 ------------------

      14.  The monthly principal payment rate for the preceding Monthly Period................................               18.216%
                                                                                                                 ------------------

      15.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period......   $               --
                                                                                                                 ------------------

      16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage               Aggregate
                                                                      of Total                 Account
                                                                     Receivables               Balance
                  (a) Delinquent between 30 days and 59 days           1.784%             $  48,977,480.60
                  (b) Delinquent between 60 days and 89 days           1.498%             $  41,141,186.07
                  (c) Delinquent between 90 days and 119 days          1.281%             $  35,176,647.01
                  (d) Delinquent between 120 days and 149 days         1.033%             $  28,355,478.12
                  (e) Delinquent between 150 days and 179 days         0.909%             $  24,957,253.48
                  (f) Delinquent 180 days or greater                   0.000%             $             --
                                                                      ------              ----------------
                  (e) Aggregate                                        6.504%             $ 178,608,045.28
                                                                      ======              ================

V.  Information regarding Series 2001-A

      1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
          of Series 2001-A as of the last day of the related Monthly Period....................                  $   300,000,000.00
                                                                                                                 ------------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
          Amount of Series 2001-A on the last day of the related Monthly Period................                  $   300,000,000.00
                                                                                                                 ------------------
                                                                                                  NOTE FACTORS

      3.  The amount of Principal Receivables in the Trust represented by the Class A Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $  240,000,000.00
                                                                                                                 ------------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $    28,500,000.00
                                                                                                                 ------------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $    21,000,000.00
                                                                                                                 ------------------

      6.  The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period  ....................      1.0000      $    10,500,000.00
                                                                                                                ------------------

      7.  The Floating Investor Percentage with respect to the period:

      April 1, 2003 through April 23, 2003.....................................................                          11.4140265%
                                                                                                                 ------------------
      April 23, 2003 through April 30, 2003....................................................                          11.1805717%
                                                                                                                 ------------------

      8.  The Fixed Investor Percentage with respect to the period:

      April 1, 2003 through April 23, 2003.....................................................                         N/A
                                                                                                                 ------------------
      April 23, 2003 through April 30, 2003....................................................                         N/A
                                                                                                                 ------------------

      9. The amount of Investor Principal Collections applicable to Series 2001-A..............                  $    54,349,775.66
                                                                                                                 ------------------

      10a.  The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date................................................                  $     4,395,907.05
                                                                                                                 ------------------

      10b.  The amount of Available Finance Charge Collections not on deposit in the
            Collection Account on the related Payment Date pursuant to Section 8.04(a) of
            the Master Indenture...............................................................                  $     1,096,760.66
                                                                                                                 ------------------

      11.  The Investor Default Amount for the related Monthly Period..........................                  $     1,985,444.85
                                                                                                                 ------------------

      12.  The Monthly Servicing Fee for the related Monthly Period...........................................   $       500,000.00
                                                                                                                 ------------------

      13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period..................................................                21.97%
                                                                                                                 ------------------

            b. The default rate for the related Monthly Period................................................                 7.94%
                                                                                                                 ------------------

            c. The Net Portfolio Yield for the related Monthly Period.........................................                14.03%
                                                                                                                 ------------------

            d.  The Base Rate for the related Monthly Period..................................................                 3.87%
                                                                                                                 ------------------

            e.  The Excess Spread Percentage for the related Monthly Period...................................                10.16%
                                                                                                                 ------------------

            f.  The Quarterly Excess Spread Percentage for the related Monthly Period.........................                10.22%
                                                                                                                 ------------------

                        i) Excess Spread Percentage related to                        Apr-03                                  10.16%
                                                                                                                 ------------------

                        ii) Excess Spread Percentage related to                       Mar-03                                  11.87%
                                                                                                                 ------------------

                        iii) Excess Spread Percentage related to                      Feb-03                                   8.64%
                                                                                                                 ------------------

      14.  Floating Rate Determinations:

           LIBOR for the Interest Period from April 21 through and including May 19, 2003.....................              1.32938%
                                                                                                                 ------------------

      15.  Principal Funding Account

            a.  The amount on deposit in the Principal Funding Account on the related
                 Payment Date (after taking into consideration
                 deposits and withdraws for the related Payment Date).........................................    $               --
                                                                                                                  ------------------

            b.  The Accumulation Shortfall with respect to the related Monthly Period.........................    $               --
                                                                                                                  ------------------

            c.  The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections................................    $               --
                                                                                                                  ------------------

      16.  Reserve Account

            a.  The amount on deposit in the Reserve Account on the related Payment
                Date (after taking into consideration deposits and withdraws for the
                related Payment Date).........................................................................   $               --
                                                                                                                 ------------------

            b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                Collections...................................................................................   $               --
                                                                                                                 ------------------

            c.  Interest earnings on the Reserve Account deposited into the Collection
                Account to be treated as Available Finance Charge Collections.................................   $               --
                                                                                                                 ------------------

      17.  Cash Collateral Account

            a.  The Required Cash Collateral Account Amount on the related Payment Date.......................   $     5,250,000.00
                                                                                                                 ------------------

            b.  The Available Cash Collateral Account Amount on the related Payment Date......................   $     5,250,000.00
                                                                                                                 ------------------

      18.  Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period...................   $               --
                                                                                                                 ------------------

            b.  The aggregate amount of Investor Charge-Offs reimbursed
                on the Payment Date...........................................................................   $               --
                                                                                                                 ------------------

      19.  The Monthly Principal Reallocation Amount for the related Monthly Period...........................   $               --
                                                                                                                 ------------------

                      Advanta Bank Corp.
                      as Servicer

                      By:          /s/ MARK SHAPIRO
                      Name:        Mark Shapiro

                      Title:       Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING APRIL 30, 2003


The information which is required to be prepared with respect to the Payment Date of May 20, 2003, and with respect to the performance of the Trust during the period of April 1, 2003 through April 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.   The amount of distribution in respect to principal payment to
                  the Class A Noteholder                                                                         $               --
                                                                                                                 ------------------

           2.   The amount of distribution in respect to principal payment to
                  the Class B Noteholder                                                                         $               --
                                                                                                                 ------------------

           3.   The amount of distribution in respect to principal payment to
                  the Class C Noteholder                                                                         $               --
                                                                                                                 ------------------

           4.   The amount of distribution in respect to principal payment to
                  the Class D Noteholder                                                                         $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.   The amount of distribution in respect to the Class A Monthly
                  Interest                                                                                       $          1.23200
                                                                                                                 ------------------

           2.   The amount of distribution in respect to the Class B Monthly
                  Interest                                                                                       $          1.63478
                                                                                                                 ------------------

           3.   The amount of distribution in respect to the Class C Monthly
                  Interest                                                                                       $          2.48061
                                                                                                                 ------------------

           4.   The amount of distribution in respect to the Class D Monthly
                  Interest                                                                                       $          6.30700
                                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

           1.   The total amount of distribution in respect to the Class A
                  Noteholder                                                                                     $          1.23200
                                                                                                                 ------------------

           2.   The total amount of distribution in respect to the Class B
                  Noteholder                                                                                     $          1.63478
                                                                                                                 ------------------

           3.   The total amount of distribution in respect to the Class C
                  Noteholder                                                                                     $          2.48061
                                                                                                                 ------------------

           4.   The total amount of distribution in respect to the Class D
                  Noteholder                                                                                     $          6.30700
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master
       Trust

           1.   The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date                                                                                   $   478,791,839.12
                                                                                                                 ------------------

           2.   The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date                                                                    $    48,297,560.78
                                                                                                                 ------------------

           3.   Recoveries for the preceding Monthly Period                                                      $       675,555.46
                                                                                                                 ------------------

           4.   The Defaulted Amount for the preceding Monthly Period                                            $    17,679,155.79
                                                                                                                 ------------------

           5.   The annualized percentage equivalent of a fraction, the
                  numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                  average Receivables for the preceding Monthly Period                                                         7.50%
                                                                                                                 ------------------

           6.   The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period                                                      $ 2,628,345,042.92
                                                                                                                 ------------------

           7.   The total amount of Principal Receivables in the trust as of the
                  last day of the preceding Monthly Period.                                                      $ 2,680,193,747.81
                                                                                                                 ------------------

           8.   The total amount of Finance Charge and Administrative
                  Receivables in the Trust at the beginning of the preceding
                  Monthly Period.                                                                                $    65,222,516.34
                                                                                                                 ------------------

           9.   The total amount of Finance Charge and Administrative
                  Receivables in the Trust as of the last day of the preceding
                  Monthly Period.                                                                                $    65,834,521.31
                                                                                                                 ------------------

           10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                  outstanding as of the last day of the preceding Monthly Period                                 $ 2,164,470,000.00
                                                                                                                 ------------------

           11.  The Transferor Interest as of the last day of the preceding
                  Monthly Period                                                                                 $   515,723,747.81
                                                                                                                 ------------------

           12.  The Transferor Percentage as of the last day of the preceding
                  Monthly Period                                                                                              19.24%
                                                                                                                 ------------------

           13.  The Required Transferor Percentage                                                                             7.00%
                                                                                                                 ------------------

           14.  The monthly principal payment rate for the preceding Monthly
                  Period                                                                                                     18.216%
                                                                                                                 ------------------

           15.  The balance in the Excess Funding Account as of the last day of
                  the preceding Monthly Period                                                                  $               --
                                                                                                                 ------------------

           16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage        Aggregate
                                                                         of Total          Account
                                                                        Receivables        Balance
                                                                        -----------        -------
                     (a)  Delinquent between 30 days and 59 days           1.784%     $  48,977,480.60
                     (b)  Delinquent between 60 days and 89 days           1.498%     $  41,141,186.07
                     (c)  Delinquent between 90 days and 119 days          1.281%     $  35,176,647.01
                     (d)  Delinquent between 120 days and 149 days         1.033%     $  28,355,478.12
                     (e)  Delinquent between 150 days and 179 days         0.909%     $  24,957,253.48
                     (f)  Delinquent 180 days or greater                   0.000%     $             --
                                                                        --------      ----------------
                     (e)  Aggregate                                        6.504%     $ 178,608,045.28
                                                                        ========      ================

V.   Information regarding Series 2002-A

           1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2002-A as of the last day of the
                  related Monthly Period                                                                         $   300,000,000.00
                                                                                                                 ------------------

           2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2002-A on the last day
                  of the related Monthly Period                                                                  $   300,000,000.00
                                                                                                                 ------------------
                                                                                                 NOTE FACTORS
           3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $   240,000,000.00
                                                                                                                 ------------------

           4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $    27,750,000.00
                                                                                                                 ------------------

           5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $    21,750,000.00
                                                                                                                 ------------------

           6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $    10,500,000.00
                                                                                                                 ------------------

           7.   The Floating Investor Percentage with respect to the period:

           April 1, 2003 through April 23, 2003                                                                          11.4140265%
                                                                                                                 ------------------
           April 23, 2003 through April 30, 2003                                                                         11.1805717%
                                                                                                                 ------------------

           8.   The Fixed Investor Percentage with respect to the period:

           April 1, 2003 through April 23, 2003                                                                          N/A
                                                                                                                 ------------------
           April 23, 2003 through April 30, 2003                                                                         N/A
                                                                                                                 ------------------

           9.   The amount of Investor Principal Collections applicable to
                  Series 2002-A                                                                                  $    54,349,775.66
                                                                                                                 ------------------

           10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date to be
                  treated as Servicer Interchange.                                                               $        62,500.00
                                                                                                                 ------------------

           10b. The amount of Available Finance Charge Collections on deposit in
                  the Collection Account on the related Payment Date                                             $     4,395,907.05
                                                                                                                 ------------------

           10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                  pursuant to Section 8.04(a) of the Master Indenture                                            $     1,034,260.66
                                                                                                                 ------------------

           11.  The Investor Default Amount for the related Monthly Period                                       $     1,985,444.85
                                                                                                                 ------------------

           12.  The Monthly Servicing Fee for the related Monthly Period                                         $       500,000.00
                                                                                                                 ------------------

           13.  Trust yields for the related Monthly Period

                     a.   The cash yield for the related Monthly Period.                                                      21.97%
                                                                                                                 ------------------

                     b.   The default rate for the related Monthly Period                                                      7.94%
                                                                                                                 ------------------

                     c.   The Net Portfolio Yield for the related Monthly Period                                              14.03%
                                                                                                                 ------------------

                     d.   The Base Rate for the related Monthly Period                                                         3.84%
                                                                                                                 ------------------

                     e.   The Excess Spread Percentage for the related Monthly
                            Period                                                                                            10.19%
                                                                                                                 ------------------

                     f.   The Quarterly Excess Spread Percentage for the related
                            Monthly Period                                                                                    10.25%
                                                                                                                 ------------------

                               i)   Excess Spread Percentage related to                          Apr-03                       10.19%
                                                                                                                 ------------------

                               ii)  Excess Spread Percentage related to                          Mar-03                       11.89%
                                                                                                                 ------------------

                               iii) Excess Spread Percentage related to                          Feb-03                        8.66%
                                                                                                                 ------------------

           14.  Floating Rate Determinations:

                LIBOR for the Interest Period from April 21 through and
                  including May 19, 2003.                                                                                   1.32938%
                                                                                                                 ------------------

           15.  Principal Funding Account

                     a.   The amount on deposit in the Principal Funding Account
                            on the related Payment Date (after taking into
                            consideration deposits and withdraws for the related
                            Payment Date)                                                                        $               --
                                                                                                                 ------------------

                     b.   The Accumulation Shortfall with respect to the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                     c.   The Principal Funding Investment Proceeds deposited in
                            the Collection Account to be treated as Available
                            Finance Charge Collections                                                           $               --
                                                                                                                 ------------------

           16.  Reserve Account

                     a.   The amount on deposit in the Reserve Account on the
                            related Payment Date (after taking into
                            consideration deposits and withdraws for the related
                            Payment Date)                                                                        $               --
                                                                                                                 ------------------

                     b.   The Reserve Draw Amount for the related Monthly Period
                            deposited into the Collection Account to be treated
                            as Available Finance Charge Collections                                              $               --
                                                                                                                 ------------------

                     c.   Interest earnings on the Reserve Account deposited
                            into the Collection Account to be treated as
                            Available Finance Charge Collections                                                 $               --
                                                                                                                 ------------------

           17.  Cash Collateral Account

                     a.   The Required Cash Collateral Account Amount on the
                            related Payment Date                                                                 $     6,000,000.00
                                                                                                                 ------------------

                     b.   The Available Cash Collateral Account Amount on the
                            related Payment Date                                                                 $     6,000,000.00
                                                                                                                 ------------------

           18.  Investor Charge-Offs

                     a.   The aggregate amount of Investor Charge-Offs for the
                            related Monthly Period                                                               $               --
                                                                                                                 ------------------

                     b.   The aggregate amount of Investor Charge-Offs
                            reimbursed on the Payment Date                                                       $               --
                                                                                                                 ------------------

           19.  The Monthly Principal Reallocation Amount for the related
                  Monthly Period                                                                                 $               --
                                                                                                                 ------------------


                          Advanta Bank Corp.
                          as Servicer

                          By:     /s/ MARK SHAPIRO
                          Name:   Mark Shapiro
                          Title:  Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING APRIL 30, 2003


The information which is required to be prepared with respect to the Payment Date of May 20, 2003, and with respect to the performance of the Trust during the period of April 1, 2003 through April 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.   The amount of distribution in respect to principal payment to
                  the Class A Noteholder                                                                         $               --
                                                                                                                 ------------------

           2.   The amount of distribution in respect to principal payment to
                  the Class B Noteholder                                                                         $               --
                                                                                                                 ------------------

           3.   The amount of distribution in respect to principal payment to
                  the Class C Noteholder                                                                         $               --
                                                                                                                 ------------------

           4.   The amount of distribution in respect to principal payment to
                  the Class D Noteholder                                                                         $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.   The amount of distribution in respect to the Class A Monthly
                  Interest                                                                                       $          1.39311
                                                                                                                 ------------------

           2.   The amount of distribution in respect to the Class B Monthly
                  Interest                                                                                       $          2.48061
                                                                                                                 ------------------

           3.   The amount of distribution in respect to the Class C Monthly
                  Interest                                                                                       $          3.89033
                                                                                                                 ------------------

           4.   The amount of distribution in respect to the Class D Monthly
                  Interest                                                                                       $          7.51533
                                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

           1.   The total amount of distribution in respect to the Class A
                  Noteholder                                                                                     $          1.39311
                                                                                                                 ------------------

           2.   The total amount of distribution in respect to the Class B
                  Noteholder                                                                                     $          2.48061
                                                                                                                 ------------------

           3.   The total amount of distribution in respect to the Class C
                  Noteholder                                                                                     $          3.89033
                                                                                                                 ------------------

           4.   The total amount of distribution in respect to the Class D
                  Noteholder                                                                                     $          7.51533
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master
       Trust

           1.   The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date                                                                                   $   478,791,839.12
                                                                                                                 ------------------

           2.   The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date                                                                    $    48,297,560.78
                                                                                                                 ------------------

           3.   Recoveries for the preceding Monthly Period                                                      $       675,555.46
                                                                                                                 ------------------

           4.   The Defaulted Amount for the preceding Monthly Period                                            $    17,679,155.79
                                                                                                                 ------------------

           5.   The annualized percentage equivalent of a fraction, the
                  numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                  average Receivables for the preceding Monthly Period                                                         7.50%
                                                                                                                 ------------------

           6.   The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period                                                      $ 2,628,345,042.92
                                                                                                                 ------------------

           7.   The total amount of Principal Receivables in the trust as of the
                  last day of the preceding Monthly Period                                                       $ 2,680,193,747.81
                                                                                                                 ------------------

           8.   The total amount of Finance Charge and Administrative
                  Receivables in the Trust at the beginning of the

                  preceding Monthly Period                                                                       $    65,222,516.34
                                                                                                                 ------------------

           9.   The total amount of Finance Charge and Administrative
                  Receivables in the Trust as of the last day of the preceding
                  Monthly Period                                                                                 $    65,834,521.31
                                                                                                                 ------------------

           10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                  outstanding as of the last day of the preceding Monthly Period                                 $ 2,164,470,000.00
                                                                                                                 ------------------

           11.  The Transferor Interest as of the last day of the preceding
                  Monthly Period                                                                                 $   515,723,747.81
                                                                                                                 ------------------

           12.  The Transferor Percentage as of the last day of the preceding
                  Monthly Period                                                                                              19.24%
                                                                                                                 ------------------

           13.  The Required Transferor Percentage                                                                             7.00%
                                                                                                                 ------------------

           14.  The monthly principal payment rate for the preceding Monthly
                  Period                                                                                                     18.216%
                                                                                                                 ------------------

           15.  The balance in the Excess Funding Account as of the last day of
                  the preceding  Monthly Period                                                                  $               --
                                                                                                                 ------------------

           16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:


                                                                        Percentage            Aggregate
                                                                         of Total              Account
                                                                        Receivables            Balance
                                                                        -----------            -------

                     (a)  Delinquent between 30 days and 59 days           1.784%        $  48,977,480.60
                     (b)  Delinquent between 60 days and 89 days           1.498%        $  41,141,186.07
                     (c)  Delinquent between 90 days and 119 days          1.281%        $  35,176,647.01
                     (d)  Delinquent between 120 days and 149 days         1.033%        $  28,355,478.12
                     (e)  Delinquent between 150 days and 179 days         0.909%        $  24,957,253.48
                     (f)  Delinquent 180 days or greater                   0.000%        $             --
                                                                        --------         ----------------
                     (e)  Aggregate                                        6.504%        $ 178,608,045.28
                                                                        ========         ================

V.   Information regarding Series 2003-A

           1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-A as of the last day of the
                  related Monthly Period                                                                         $   400,000,000.00
                                                                                                                 ------------------

           2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-A on the last day
                  of the related Monthly Period                                                                  $   400,000,000.00
                                                                                                                 ------------------
                                                                                                 NOTE FACTORS
           3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $   320,000,000.00
                                                                                                                 ------------------

           4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $    37,000,000.00
                                                                                                                 ------------------

           5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $    29,000,000.00
                                                                                                                 ------------------

           6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period                                                            1.0000       $    14,000,000.00
                                                                                                                 ------------------

           7.   The Floating Investor Percentage with respect to the period:

           April 1, 2003 through April 22, 2003                                                                          15.2187020%
                                                                                                                 ------------------
           April 23, 2003 through April 30, 2003                                                                         14.9074289%
                                                                                                                 ------------------

           8.   The Fixed Investor Percentage with respect to the period:

           April 1, 2003 through April 22, 2003                                                                          N/A
                                                                                                                 ------------------
           April 23, 2003 through April 30, 2003                                                                         N/A
                                                                                                                 ------------------

           9.   The amount of Investor Principal Collections applicable to
                  Series 2003-A                                                                                  $    72,466,367.51
                                                                                                                 ------------------

           10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date to be
                  treated as Servicer Interchange.                                                               $        83,333.33
                                                                                                                 ------------------

           10b. The amount of Available Finance Charge Collections on deposit in
                  the Collection Account on the related Payment Date                                             $     5,861,209.40
                                                                                                                 ------------------

           10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
                  to Section 8.04(a) of the Master Indenture                                                     $     1,379,014.21
                                                                                                                 ------------------

           11.  The Investor Default Amount for the related Monthly Period                                       $     2,647,259.80
                                                                                                                 ------------------

           12.  The Monthly Servicing Fee for the related Monthly Period                                         $       666,666.67
                                                                                                                 ------------------

           13.  Trust yields for the related Monthly Period


                     a.   The cash yield for the related Monthly Period.                                                      21.97%
                                                                                                                 ------------------

                     b.   The default rate for the related Monthly Period                                                      7.94%
                                                                                                                 ------------------

                     c.   The Net Portfolio Yield for the related Monthly Period                                              14.03%
                                                                                                                 ------------------

                     d.   The Base Rate for the related Monthly Period                                                         4.27%
                                                                                                                 ------------------

                     e.   The Excess Spread Percentage for the related Monthly Period                                          9.76%
                                                                                                                 ------------------

                     f.   The Quarterly Excess Spread Percentage for the related
                            Monthly Period                                                                                     7.95%
                                                                                                                 ------------------

                               i)   Excess Spread Percentage related to                          Apr-03                        9.76%
                                                                                                                 ------------------

                               ii)  Excess Spread Percentage related to                          Mar-03                        6.13%
                                                                                                                 ------------------

                               iii) Excess Spread Percentage related to                          Feb-03                   NA
                                                                                                                 ------------------

           14.  Floating Rate Determinations:

                LIBOR for the Interest Period from April 21 through and including
                  May 19, 2003.                                                                                             1.32938%
                                                                                                                 ------------------

           15.  Principal Funding Account

                     a.   The amount on deposit in the Principal Funding Account
                            on the related Payment Date (after taking into
                            consideration deposits and withdraws for the related
                            Payment Date)                                                                        $               --
                                                                                                                 ------------------

                     b.   The Accumulation Shortfall with respect to the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                     c.   The Principal Funding Investment Proceeds deposited in
                            the Collection Account to be treated as Available
                            Finance Charge Collections                                                           $               --
                                                                                                                 ------------------

           16.  Reserve Account

                     a.   The amount on deposit in the Reserve Account on the
                            related Payment Date (after taking into consideration
                            deposits and withdraws for the related Payment Date)                                 $               --
                                                                                                                 ------------------

                     b.   The Reserve Draw Amount for the related Monthly Period
                            deposited into the Collection Account to be treated
                            as Available Finance Charge Collections                                              $               --
                                                                                                                 ------------------

                     c.   Interest earnings on the Reserve Account deposited into
                            the Collection Account to be treated as Available
                            Finance Charge Collections                                                           $               --
                                                                                                                 ------------------

           17.  Cash Collateral Account

                     a.   The Required Cash Collateral Account Amount on the
                            related Payment Date                                                                 $     8,000,000.00
                                                                                                                 ------------------

                     b.   The Available Cash Collateral Account Amount on the
                            related Payment Date                                                                 $     8,000,000.00
                                                                                                                 ------------------

           18.  Investor Charge-Offs

                     a.   The aggregate amount of Investor Charge-Offs for the
                            related Monthly Period                                                               $               --
                                                                                                                 ------------------

                     b.   The aggregate amount of Investor Charge-Offs reimbursed
                            on the Payment Date                                                                  $               --
                                                                                                                 ------------------

           19.  The Monthly Principal Reallocation Amount for the related
                  Monthly Period                                                                                 $               --
                                                                                                                 ------------------

                          Advanta Bank Corp.
                          as Servicer

                          By:     /s/ MARK SHAPIRO
                          Name:   Mark Shapiro
                          Title:  Assistant Vice President - Structured Finance